STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
STOCKHOLDERS' EQUITY
STOCKHOLDERS’ EQUITY
As discussed in Note 2, we elected to early adopt new guidance related to accounting for employee share-based payments prospectively effective January 1, 2016. The adoption of this new guidance resulted in the recognition of approximately $20 million of tax benefits in net income in our consolidated statement of income for the three months ended March 31, 2016 that had previously been recorded as additional paid-in capital in our consolidated balance sheet.

Dividends
The following table provides details of dividend payments, excluding dividend equivalent rights, in 2014, 2015, and 2016 under our Board approved quarterly cash dividend policy:

Payment Date	Amount per Share	Total Amount
		(in millions)
2014	$1.10	$170
2015	$1.14	$170
2016	$1.16	$172

Under the terms of the Merger Agreement, we agreed with Aetna that our quarterly dividend would not exceed $0.29 per share prior to the closing or termination of the Merger. On October 26, 2016, the Board declared a cash dividend of $0.29 per share that was paid on January 27, 2017 to stockholders of record on January 12, 2017, for an aggregate amount of $43 million.
On February 14, 2017, following the termination of the Merger Agreement, the Board declared a cash dividend of $0.40 per share, to be paid on April 28, 2017, to the stockholders of record on March 31, 2017. Declaration and payment of future quarterly dividends is at the discretion of our Board and may be adjusted as business needs or market conditions change.

Stock Repurchases
In September 2014, our Board of Directors replaced a previous share repurchase authorization of up to $1 billion (of which $816 million remained unused) with an authorization for repurchases of up to $2 billion of our common shares exclusive of shares repurchased in connection with employee stock plans, which expired on December 31, 2016. Under the share repurchase authorization, shares may have been purchased from time to time at prevailing prices in the open market, by block purchases, through plans designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, or in privately-negotiated transactions (including pursuant to accelerated share repurchase agreements with investment banks), subject to certain regulatory restrictions on volume, pricing, and timing. Pursuant to the Merger Agreement, after July 2, 2015, we were prohibited from repurchasing any of our outstanding securities without the prior written consent of Aetna, other than repurchases of shares of our common stock in connection with the exercise of outstanding stock options or the vesting or settlement of outstanding restricted stock awards. Accordingly, as announced on July 3, 2015, we suspended our share repurchase program.
On February 14, 2017, we and Aetna agreed to mutually terminate the Merger Agreement. We also announced that the Board had approved a new authorization for share repurchases of up to $2.25 billion of our common stock exclusive of shares repurchased in connection with employee stock plans, expiring on December 31, 2017.
Excluding shares acquired in connection with employee stock plans as well as 0.36 million shares received in March 2015 upon final settlement of our accelerated share repurchase agreement, or ASR Agreement, described below, for which no cash was paid during the period, share repurchases were as follows during the years ended December 31, 2015 and 2014. Excluding shares acquired in connection with employee stock plans, there were no share repurchases in 2016.

		Year Ended December 31,
		2015		2014
Authorization Date	Purchase Not to Exceed	Shares	Cost	Shares	Cost
	(in millions)
September 2014	$2,000	1.85	$329	4.10	$635	(a)
April 2014	1,000	—	—	1.50	184
April 2013	1,000	—	—	0.10	11
Total repurchases		1.85	$329	5.70	$830
(a) Includes $100 million held back by Goldman Sachs pending final settlement of the ASR
Agreement in March 2015 at which time we received an additional 0.36 million shares which are excluded from the table above.

On November 7, 2014, we announced that we had entered into an accelerated share repurchase agreement, or ASR Agreement, with Goldman, Sachs & Co., or Goldman Sachs, to repurchase $500 million of our common stock as part of the $2 billion share repurchase program authorized in September 2014. Under the ASR Agreement, on November 10, 2014, we made a payment of $500 million to Goldman Sachs from available cash on hand and received an initial delivery of 3.06 million shares of our common stock from Goldman Sachs based on the then current market price of Humana common stock.  The payment to Goldman Sachs was recorded as a reduction to stockholders’ equity, consisting of a $400 million increase in treasury stock, which reflected the value of the initial 3.06 million shares received upon initial settlement, and a $100 million decrease in capital in excess of par value, which reflected the value of stock held back by Goldman Sachs pending final settlement of the ASR Agreement. Upon settlement of the ASR on March 13, 2015, we received an additional 0.36 million shares as determined by the average daily volume weighted-average share price of our common stock during the term of the ASR Agreement of $146.21, bringing the total shares received under this program to 3.42 million. In addition, upon settlement we reclassified the $100 million value of stock initially held back by Goldman Sachs from capital in excess of par value to treasury stock.
In connection with employee stock plans, we acquired 0.6 million common shares for $104 million in 2016, 0.3 million common shares for $56 million in 2015, and 0.4 million common shares for $42 million in 2014.
Regulatory Requirements
Certain of our subsidiaries operate in states that regulate the payment of dividends, loans, or other cash transfers to Humana Inc., our parent company, and require minimum levels of equity as well as limit investments to approved securities. The amount of dividends that may be paid to Humana Inc. by these subsidiaries, without prior approval by state regulatory authorities, or ordinary dividends, is limited based on the entity’s level of statutory income and statutory capital and surplus. In most states, prior notification is provided before paying a dividend even if approval is not required.
Although minimum required levels of equity are largely based on premium volume, product mix, and the quality of assets held, minimum requirements vary significantly at the state level. Our state regulated insurances subsidiaries had aggregate statutory capital and surplus of approximately $7.7 billion and $6.6 billion as of December 31, 2016 and 2015, respectively, which exceeded aggregate minimum regulatory requirements of $4.8 billion and $4.6 billion, respectively. Subsidiary dividends are subject to state regulatory approval, the amount and timing of which could be reduced or delayed. Excluding Puerto Rico subsidiaries, the amount of ordinary dividends that may be paid to our parent company in 2017 is approximately $850 million in the aggregate. This compares to dividends that were paid to our parent company in 2016 of approximately $763 million. Actual dividends paid may vary due to consideration of excess statutory capital and surplus and expected future surplus requirements related to, for example, premium volume and product mix.